MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Second Quarter 2026 Financial Results: Posts Record Revenue and Record Backlog, Guides To Another Record Revenue Quarter in Q3 2026
Long Beach, California. August 10, 2026 – Rocket Lab Corporation (Nasdaq: RKLB), a global leader in launch services and space systems, today shared the financial results for fiscal second quarter ended June 30, 2026.

Rocket Lab founder and CEO, Sir Peter Beck, says: “Q2 was another fantastic quarter for Rocket Lab, highlighted by record results and massive momentum that has continued well after the close. We achieved a record $234 million in Q2 revenue - up 62% year-over-year and $34 million higher than last quarter’s record - driven by surging demand across all areas of our business. Q2 2026 saw our backlog grow to $2.36 billion – another record – which, combined with new deals in the period since, equates to more than $1 billion1 in new contracts across launch and space systems already entered into in Q3.”

“Alongside this execution, we closed the acquisitions of Mynaric and Motiv and announced our historic deal to acquire Iridium Communications Inc. Together, these moves position Rocket Lab to accelerate our future into space applications by becoming a self-launching, tier-1 space power that will deliver critical communications capability to millions of users worldwide.”

Highlights for the Second Quarter 2026, plus business updates since June 30, 2026.
•Record quarterly revenue of $234 million, a 62% increase YoY.
•Record backlog of $2.36 billion a 137% increase YoY.
•Announced a landmark agreement to acquire Iridium to create a fully vertically-integrated space powerhouse that designs, builds, launches, and operates its own constellations, delivering critical communications capability to millions of users worldwide.
•Secured more than $437 million1 in new launch contracts across its Electron, HASTE, and Neutron launch vehicles during Q2 2026 plus post-quarter signings, expanding Rocket Lab’s total launch backlog to its highest in history with 90+ launches.
•Introduced the Company’s GHOST globally-deployable launch system to support suborbital and orbital launches from anywhere in the world. GHOST’s first location – named Rocket Lab Launch Complex 4 - will be at the Pacific Spaceport Complex at Kodiak, Alaska, with two pads to be established for high-frequency, launch campaigns. The system is set to make its operational debut with a suborbital launch from Alaska in 2027.
•Achieved critical milestones across Neutron’s assembly, integration, and testing of first-flight hardware as Rocket Lab progresses toward the inaugural launch of its medium-lift reusable rocket. Production of the Stage 1 tank is currently aligned with the target delivery of Neutron to the launch pad in Q4 2026.
•Awarded a $397 million1 contract to deliver multiple Flatellite spacecraft to launch on Neutron for the U.S. Space Force’s Space-Based Airborne Moving Target Indicator (SB-AMTI) program: a critically-important mission for national security detect, track, and monitor airborne threats from space. Rocket Lab is one of only two vendors delivering launch-plus-spacecraft for SB-AMTI: a compelling recognition of the value of Rocket Lab’s strategic vertical integration.
•Awarded more than $160 million across two contracts to build three geostationary satellites. The deals include a prime contract with the Space Force’s Space Systems Command to build and operate two satellites for space domain awareness, representing Rocket Lab’s first foray into geostationary satellite production and operation for the U.S. Government.
1 Includes options across various contracts.
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•Formally established Rocket Lab Germany GmbH to support potential future scaling of Rocket Lab satellite and component manufacturing in Germany and provide commercial and sovereign space capabilities to European customers.

Third Quarter 2026 Guidance
For the third quarter of 2026, Rocket Lab expects:

•Revenue between $250 million and $265 million.
•GAAP Gross Margins between 29% and 31%.
•Non-GAAP Gross Margins between 35% and 37%.
•GAAP Operating Expenses between $143 million and $149 million.
•Non-GAAP Operating Expenses between $121 million and $127 million.
•Interest Income, net $21 million.
•Adjusted EBITDA loss of between $17 million and $23 million.
•Basic Weighted Average Common Shares Outstanding of 641 million, including approximately 41 million of Series A Convertible Participating Preferred Shares.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q3 2026 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $18 million to $20 million in Q3 2026.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our second quarter, other updates, and to provide our outlook for the third quarter 2026.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/

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Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Rocket Lab (Nasdaq: RKLB) is an end-to-end space company delivering rockets, satellites, and spacecraft components for commercial, government, and defense missions. Driven by its industry-leading small-lift rockets Electron and HASTE and its upcoming reusable Neutron medium-lift rocket, Rocket Lab delivers reliable and responsive launch for the world’s most important missions from constellation deployment to missile defense. Rocket Lab’s satellites and components have powered more than 1,700 missions in Earth orbit, as well as deep-space exploration of the Moon, Mars, and beyond. Learn more at www.rocketlabcorp.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the third quarter of 2026, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion, business strategy, our backlog, revenue momentum, and contract activity; and the anticipated benefits or impacts of our acquisitions of Mynaric, Motiv, and the announced transaction involving Iridium Communications are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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Use of Non-GAAP Financial Measures
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
Other Non-GAAP Financial Measures
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(unaudited; in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues:
Product revenues	$181,347	$92,725	$308,835	$173,529
Service revenues	52,719	51,773	125,579	93,538
Total revenues	234,066	144,498	434,414	267,067
Cost of revenues:
Cost of product revenues	117,439	61,692	198,523	115,561
Cost of service revenues	32,051	36,418	74,822	69,871
Total cost of revenues	149,490	98,110	273,345	185,432
Gross profit	84,576	46,388	161,069	81,635
Operating expenses:
Research and development, net	82,429	66,134	162,942	121,243
Selling, general and administrative	59,661	39,893	111,610	79,219
Total operating expenses	142,090	106,027	274,552	200,462
Operating loss	(57,514)	(59,639)	(113,483)	(118,827)
Other income (expense):
Interest expense	(581)	(7,390)	(1,855)	(14,185)
Interest income	16,486	5,019	26,635	9,228
Loss on foreign exchange	(1,954)	(489)	(1,798)	(623)
Other expense, net	(368)	(977)	(244)	(498)
Total other income (expense), net	13,583	(3,837)	22,738	(6,078)
Loss before income taxes	(43,931)	(63,476)	(90,745)	(124,905)
Provision for income taxes	(5,327)	(2,938)	(3,535)	(2,125)
Net loss	$(49,258)	$(66,414)	$(94,280)	$(127,030)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.08)	$(0.13)	$(0.15)	$(0.25)
Weighted-average common shares outstanding:
Basic and diluted	629,681,803	515,086,631	617,625,210	510,376,584
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2026 AND DECEMBER 31, 2025
(unaudited; in thousands, except share and per share values)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$2,129,485	$828,660
Marketable securities, current	172,700	187,917
Accounts receivable, net	112,889	39,001
Contract assets	94,245	61,606
Inventories	266,931	158,407
Prepaids and other current assets	119,509	89,953
Total current assets	2,895,759	1,365,544
Non-current assets:
Property, plant and equipment, net	393,946	319,473
Intangible assets, net	320,415	224,746
Goodwill	299,072	205,750
Right-of-use assets - operating leases	113,690	90,371
Right-of-use assets - finance leases	12,349	13,895
Marketable securities, non-current	85,405	82,247
Restricted cash	8,413	4,885
Deferred income tax assets, net	1,057	1,895
Other non-current assets	57,268	15,672
Total assets	$4,187,374	$2,324,478
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$74,512	$72,699
Accrued expenses	44,206	19,299
Employee benefits payable	29,118	25,803
Contract liabilities	351,193	195,438
Other current liabilities	29,167	21,237
Total current liabilities	528,196	334,476
Non-current liabilities:
Convertible senior notes, net	13,129	152,395
Long-term borrowings, net	1,716	1,716
Non-current operating lease liabilities	104,378	85,191
Non-current finance lease liabilities	14,468	14,653
Deferred income tax liabilities	10,146	1,241
Other non-current liabilities	23,188	12,952
Total liabilities	695,221	602,624
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 40,951,250 and 45,951,250 at June 30, 2026 and December 31, 2025, respectively	4	5
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 639,131,688 and 589,525,802 at June 30, 2026 and December 31, 2025, respectively; outstanding shares: 598,180,438 and 543,574,552 at June 30, 2026 and December 31, 2025, respectively	60	54
Treasury stock, at cost; shares: 40,951,250 and 45,951,250 at June 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	4,606,854	2,735,669
Accumulated deficit	(1,106,190)	(1,011,910)
Accumulated other comprehensive loss	(8,575)	(1,964)
Total stockholders’ equity	3,492,153	1,721,854
Total liabilities and stockholders’ equity	$4,187,374	$2,324,478
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(unaudited; in thousands)

	For the Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(94,280)	$(127,030)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	35,933	17,465
Stock-based compensation expense	47,677	37,167
(Gain) loss on disposal of assets	(403)	1,503
Lower of cost or market inventory valuation adjustment	5,802	—
Amortization of debt issuance costs and discount	179	1,691
Noncash lease expense	5,629	3,565
Change in the fair value of contingent consideration	386	—
Accretion of marketable securities purchased at a discount	(873)	(1,099)
Deferred income taxes	1,409	1,454
Changes in operating assets and liabilities:
Accounts receivable, net	(63,023)	(25,317)
Contract assets	(30,057)	11,193
Inventories	(73,331)	(11,513)
Prepaids and other current assets	(6,881)	(18,037)
Other non-current assets	(40,337)	11,879
Trade payables	(3,124)	11,149
Accrued expenses	8,963	4,024
Employee benefits payables	(3,375)	3,289
Contract liabilities	78,835	7,217
Other current liabilities	2,788	98
Non-current lease liabilities	(6,467)	(6,547)
Other non-current liabilities	143	382
Net cash used in operating activities	(134,407)	(77,467)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(53,112)	(60,719)
Proceeds on disposal of assets	715	144
Cash paid for business combinations, net of acquired cash	(44,271)	—
Purchases of marketable securities	(149,519)	(128,325)
Maturities of marketable securities	161,579	149,495
Sale of marketable securities	—	3,383
Net cash used in investing activities	(84,608)	(36,022)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offerings	1,529,639	396,647
Issuance costs related to ATM Equity Offerings	(16,722)	(9,496)
Proceeds from the exercise of stock options	1,278	379
Proceeds from Employee Stock Purchase Plan	8,792	4,836
Proceeds from sale of employees restricted stock units to cover taxes	151,719	40,715
Minimum tax withholding paid on behalf of employees for restricted stock units	(151,154)	(40,421)
Proceeds from secured term loans	—	25,000
Repayments on secured term loan	—	(11,208)
Payment of debt issuance costs	—	(278)
Finance lease principal payments	(149)	(126)
Net cash provided by financing activities	1,523,403	406,048
Effect of exchange rate changes on cash and cash equivalents	(35)	1,127
Net increase in cash and cash equivalents and restricted cash	1,304,353	293,686
Cash and cash equivalents, and restricted cash, beginning of period	833,545	275,302
Cash and cash equivalents, and restricted cash, end of period	$2,137,898	$568,988
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ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
NET LOSS	$(49,258)	$(66,414)	$(94,280)	$(127,030)
Depreciation	10,172	5,882	17,686	11,571
Amortization	10,771	2,876	18,247	5,894
Stock-based compensation expense	19,561	17,933	47,677	37,167
Transaction costs	8,576	5,008	10,244	6,386
Interest expense	581	7,390	1,855	14,185
Interest income	(16,486)	(5,019)	(26,635)	(9,228)
Change in fair value of contingent consideration	199	—	386	—
Amortization of inventory step-up	183	—	183	—
Provision for income taxes	5,327	2,938	3,535	2,125
Loss on foreign exchange	1,954	489	1,798	623
Accretion of marketable securities and cash equivalents purchased at a discount	(419)	(672)	(877)	(1,257)
Loss (gain) on disposal of assets	6	1,490	(403)	1,503
Employee retention credit	—	515	—	515
ADJUSTED EBITDA	$(8,833)	$(27,584)	$(20,584)	$(57,546)
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	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Gross profit	$84,576	$46,388	$161,069	$81,635
Stock-based compensation	5,090	4,892	8,596	8,812
Amortization of purchased intangibles and favorable lease	7,184	1,823	13,278	3,646
Amortization of inventory step-up	183	—	183	—
Employee retention credit	—	278	—	278
Non-GAAP Gross profit	$97,033	$53,381	$183,126	$94,371
Non-GAAP Gross margin	41.5%	36.9%	42.2%	35.3%

GAAP Research and development, net	$82,429	$66,134	$162,942	$121,243
Stock-based compensation	(6,934)	(5,573)	(12,780)	(10,467)
Amortization of purchased intangibles and favorable lease	—	(164)	—	(329)
Employee retention credit	—	(88)	—	(88)
Non-GAAP Research and development, net	$75,495	$60,309	$150,162	$110,359

GAAP Selling, general and administrative	$59,661	$39,893	$111,610	$79,219
Stock-based compensation	(7,537)	(7,468)	(26,301)	(17,888)
Amortization of purchased intangibles and favorable lease	(3,302)	(628)	(4,407)	(1,404)
Transaction costs	(8,576)	(5,008)	(10,244)	(6,386)
Employee retention credit	—	(149)	—	(149)
Non-GAAP Selling, general and administrative	$40,246	$26,640	$70,658	$53,392

GAAP Operating expenses	$142,090	$106,027	$274,552	$200,462
Stock-based compensation	(14,471)	(13,041)	(39,081)	(28,355)
Amortization of purchased intangibles and favorable lease	(3,302)	(792)	(4,407)	(1,733)
Transaction costs	(8,576)	(5,008)	(10,244)	(6,386)
Employee retention credit	—	(237)	—	(237)
Non-GAAP Operating expenses	$115,741	$86,949	$220,820	$163,751

GAAP Operating loss	$(57,514)	$(59,639)	$(113,483)	$(118,827)
Total non-GAAP adjustments	38,806	26,071	75,789	49,447
Non-GAAP Operating loss	$(18,708)	$(33,568)	$(37,694)	$(69,380)

GAAP Total other income (expense), net	$13,583	$(3,837)	$22,738	$(6,078)
Loss on foreign exchange	1,954	489	1,798	623
Loss (gain) on disposal of assets	6	1,490	(403)	1,503
Change in fair value of contingent consideration	199	—	386	—
Non-GAAP Total other income (expense), net	$15,742	$(1,858)	$24,519	$(3,952)
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